UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-08245
                                                 -----------------

                           Phoenix Equity Series Fund
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                              Greenfield, MA 01301
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

            Kevin J. Carr, Esq.                     John R. Flores, Esq.
   Vice President, Chief Legal Officer,                Vice President
   Counsel and Secretary for Registrant         Litigation/Employment Counsel
      Phoenix Life Insurance Company           Phoenix Life Insurance Company
             One American Row                         One American Row
            Hartford, CT 06102                       Hartford, CT 06102
   --------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                          ---------------

                       Date of fiscal year end: August 31
                                               ----------

                    Date of reporting period: August 31, 2005
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



--------------------------------------------------------------------------------
                                                                 AUGUST 31, 2005
--------------------------------------------------------------------------------
ANNUAL REPORT

PHOENIX GROWTH & INCOME FUND
              FORMERLY PHOENIX-OAKHURST GROWTH & INCOME FUND


[GRAHIC OMITTED]
Get Fund documents
by e-mail instead.

Eligible shareholders
may sign up for E-Delivery
at PhoenixFunds.com.




TRUST NAME: PHOENIX EQUITY SERIES FUND

[GRAHIC OMITTED]
PHOENIXFUNDS(SM)

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------


   This report is not authorized for distribution to prospective investors in the Phoenix Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      I encourage you to review this annual report for the Phoenix Growth & Income Fund for the fiscal year ended August 31, 2005.

      As of late summer, the United States economy was growing at a more moderate pace than we experienced in 2004. Inflation concerns seemed to be subsiding after peaking this spring, despite continued high energy prices. The equity markets remained sluggish through the first half of 2005, giving back some of the gains from last fall's post-presidential election rally. The Federal Reserve (the "Fed") continued to tighten interest rates and instituted its tenth consecutive 25 basis point rate hike on August 9. As a result of the Fed's efforts, the Treasury yield curve has flattened considerably over the past year, with short rates rising while rates for longer dated maturities declined. The combination of moderate economic growth and low inflation should provide a favorable environment for both the equity and fixed income markets in the second half of the year.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification. 1 Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.




Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

SEPTEMBER 2005






1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS


Glossary ................................................   3
Phoenix Growth & Income Fund ............................   5
Notes to Financial Statements ...........................  19
Report of Independent Registered Public Accounting Firm    23
Fund Management Tables ..................................  24



--------------------------------------------------------------------------------
PROXY VOTING INFORMATION (FORM N-PX)
   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION
   The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

GLOSSARY

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL OPEN MARKET COMMITTEE (FOMC)
A key committee in the Federal Reserve System, responsible for setting short-term monetary policy for the Federal Reserve which causes interest rates to rise or fall.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

PRICE-TO-EARNINGS ("P/E") RATIO (OR MULTIPLE)
A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

REITS (REAL ESTATE INVESTMENT TRUSTS)
Real estate investment trusts are typically publicly traded companies that own, develop and operate income producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX
The Russell 1000 Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.



INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX GROWTH & INCOME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, STEVE COLTON

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix Growth & Income Fund seeks dividend growth, current income and capital appreciation. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED AUGUST 31, 2005?

A: For the fiscal year ended August 31, 2005, the Fund's Class A shares returned 12.85%, Class B shares returned 12.05% and Class C shares returned 12.05%. For the same period, the S&P 500(R) Index, which is both the broad-based and style-specific equity index appropriate for comparison, returned 12.55%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE CITED.

Q: LOOKING BACK OVER THE LAST 12 MONTHS, HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT FOR INVESTORS?

A: There were certainly many factors for investors to be concerned about over the last 12 months. The primary concerns were rising oil and gasoline prices, rising interest rates, escalating violence in Iraq and an explosive housing market. Rising energy prices can act like a tax on consumers. As individuals spend more money on gasoline and home heating, they have less disposable income for other goods and services. There can also be a negative impact on businesses as transportation and input costs increase. This can have a negative impact on corporate earnings as profit margins compress, which, in turn, reduces the appeal of stock market investments. The Federal Open Market Committee continued targeted increases in the federal funds rate, which increased borrowing costs for individuals and businesses. The Iraq war and concern about terrorist events at home and abroad were constantly on the minds of investors. Housing prices rose dramatically in certain areas of the U.S., which may indicate that some investors, who had become disillusioned with the stock market, were instead putting those dollars to work in real estate.

      In spite of these concerns, corporate earnings and economic growth were quite strong over the last fiscal year. In the final tally, the positives outweighed the negatives and this provided patient investors with a quite reasonable return on their stock market investments.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: The Fund's Class A shares returned 30 basis points more than the benchmark S&P 500. In terms of sector positioning, the portfolio benefited from overweight positions in outperforming groups including oil and gas and health care providers and services. Top-performing individual stocks for the year included Microsoft, Chevron, Time Warner and Exxon Mobil.

Overweighting some underperforming sectors negatively impacted the portfolio. These included multi-line retail, insurance and diversified telecommunications services. The individual stocks that hurt performance the most were Dell, Cisco, Allstate and Intel.

Q: WHAT IS YOUR ECONOMIC AND MARKET OUTLOOK FOR THE NEXT 6 TO 12 MONTHS?

A: The real surprise of the last year has been the strength of the U.S. economy and of the consumer. Despite steep increases in oil and gas, higher interest rates, and continued troubles in Iraq, real GDP has stayed in the very healthy 3.5% to 4% range. Also, consumer spending and sentiment have remained strong. Corporate profits have been stellar, and many companies have historically high levels of cash on their balance sheets. Finally, inflation is very low. We believe this ideal scenario has been largely driven by the deflationary effects of increased Chinese imports, advanced technology's impact on productivity in the workplace, and consumers benefiting from lower mortgage rates, higher home values, plus steady employment and wage growth.

      Looking forward, we expect this scenario to continue for a few years. Although we anticipate a slowdown in GDP growth in early 2006, we believe the U.S. will not fall into a recession and will be recovering by next fall. Meanwhile, China and India will continue to limit companies' abilities to raise prices both here and abroad, and that should help keep inflation low. Indeed, inflation rates have started dropping again around the globe during the past few months. Corporations seem able to offset their raw material and labor cost increases with rises in productivity. Most corporations have so far been using their excess cash responsibly as share repurchases and dividends have been growing strongly. We expect profit growth to slow, but only to the more normal historical range of 8% to 10%. And consumer net worth is at record levels, which we expect will support continued spending.

      We do not believe Hurricane Katrina will disrupt this picture. The rebuilding efforts will have a very positive regional economic impact, but not a major one at the national level. We also do not believe we will see a nationwide collapse in home prices. Certainly there are pockets where prices are vulnerable (Southern California, Las Vegas, New York City and parts of New England especially). But significant housing slowdowns in the past have always been triggered by a disruptive local event such as a military base closing, an earthquake, New York City's financial crisis in the 70s. We have never had a housing problem on a national scale. A deep recession that led to high unemployment could certainly do it given the large percentage of homeowners who are stretched thin to carry their homes. But we do not foresee that event.

      As noted, we expect the economy to slow down in early 2006 in a delayed response to generally higher oil prices and higher rates. The Fed is likely to continue raising rates until the economy slows somewhat. However, given the strength of corporate America and household wealth, we believe the economy will only slow to about 2%. That is quite mild and unlikely to lead to major layoffs. By late 2006, we expect the economy to be back in the 3% growth range, again with good corporate profit growth and low inflation.

      We believe the market has been anticipating and discounting this slowdown for most of this year. Valuations have dropped steadily as corporate profits have grown and stock prices have remained fairly flat. This is most notable in the large-cap growth space. Currently, the Russell 1000(R) Growth Index which measures the performance of large-cap growth stocks, is unusually cheap relative to the rest of the market. Interestingly, the higher-quality-rated large companies are the cheapest. We expect the market will start to revalue stocks upwards as investors perceive we are at the end of the Fed tightening cycle. The market will then start to discount the rebound in the latter part of 2006. We believe that upward revaluation could be significant given the market's price-to-earnings ratio (P/E) on forward-estimated earnings of about 16% in the context of very low bond yields. Historic rules of thumb would suggest the market should be at about a 20 P/E with 4.0% to 4.25% interest rates on the 10-year Treasury bond.

      We are very optimistic about the prospects for the market in the next 6 to 12 months. Once we are through the slowdown, we believe that corporate balance sheets and productivity gains will still be strong, China and India will still be keeping a lid on inflation, and the consumer will still be in very solid shape. This should be an ideal backdrop for a strong market.

                                                                  SEPTEMBER 2005



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED. FOR DEFINITIONS OF THE INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX GROWTH & INCOME FUND


--------------------------------------------------------------------------------
TOTAL RETURNS 1                                          PERIODS ENDING 8/31/05
--------------------------------------------------------------------------------

                                                                       INCEPTION     INCEPTION
                                                 1 YEAR     5 YEARS    TO 8/31/05      DATE
                                                ---------   --------   ----------    --------
        Class A Shares at NAV 2                    12.85%    (2.36)%      5.57%       9/25/97
        Class A Shares at POP 3                     6.37     (3.51)       4.79        9/25/97

        Class B Shares at NAV 2                    12.05     (3.08)       4.78        9/25/97
        Class B Shares with CDSC 4                  8.05     (3.08)       4.78        9/25/97

        Class C Shares at NAV 2                    12.05     (3.10)       4.78        9/25/97
        Class C Shares with CDSC 4                 12.05     (3.10)       4.78        9/25/97

        S&P 500(R) Index                           12.55     (2.71)       4.88        9/25/97


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES
  CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM
  FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN
  CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 8/31
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/25/97 (inception of the Fund) in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Phoenix-Oakhurst  Phoenix-Oakhurst  Phoenix-Oakhurst
              Growth &         Growth &           Growth &
             Income Fund      Income Fund        Income Fund
               Class A          Class B            Class C

9/25/97       $9425             $10000             $10000
8/31/98        9933.37           10458.7            10466.6
8/31/99        13977.9           14612.4            14609.4
8/31/00        16330.5           16948.8            16955.6
8/31/01        12889.9           13270.1            13277.6
8/30/02        10525.2           10759.5            10757.3
8/29/03        11494.3           11661.3            11669.1
8/31/04        12843             12932              12929
8/31/05        14494             14491              14488


For information regarding the index, see the glossary on page 3.

PHOENIX GROWTH & INCOME FUND

ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Growth & Income Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                               Beginning           Ending         Expenses Paid
Growth & Income Fund         Account Value       Account Value       During
      Class A              February 28, 2005  August 31, 2005        Period*
--------------------       -----------------  ----------------    -------------
Actual                          $1,000.00         $1,019.40           $6.36
Hypothetical (5% return
  before expenses)               1,000.00          1,018.83            6.38

*Expenses are equal to the Fund's Class A annualized expense ratio of 1.25%, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

 Actual return as calculated in the above table is based on the Fund's Class A return for the past six months. While required to be presented in this format, it is not the Class' actual return for the year ended August 31, 2005. The Class' actual return at NAV for the fiscal year was 12.85%. Utilizing this 12 month return yields an account value at August 31, 2005 of $1,128.50.

                                Beginning          Ending        Expenses Paid
Growth & Income Fund        Account Value       Account Value         During
      Class B               February 28, 2005   August 31, 2005       Period*
--------------------       -----------------   ----------------    -------------
Actual                          $1,000.00         $1,015.80          $10.16
Hypothetical (5% return
  before expenses)               1,000.00          1,014.99           10.21

*Expenses are equal to the Fund's Class B annualized expense ratio of 2.00%, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

 Actual return as calculated in the above table is based on the Fund's Class B return for the past six months. While required to be presented in this format, it is not the Class' actual return for the year ended August 31, 2005. The Class' actual return at NAV for the fiscal year was 12.05%. Utilizing this 12 month return yields an account value at August 31, 2005 of $1,120.50.

                                Beginning          Ending        Expenses Paid
Growth & Income Fund          Account Value     Account Value         During
      Class C               February 28, 2005    August 31, 2005      Period*
--------------------       -----------------   ----------------    -------------
Actual                          $1,000.00         $1,015.80          $10.16
Hypothetical (5% return
  before expenses)              1,000.00          1,014.99            10.21

*Expenses are equal to the Fund's Class C annualized expense ratio of 2.00%, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

 Actual return as calculated in the above table is based on the Fund's Class C return for the past six months. While required to be presented in this format, it is not the Class' actual return for the year ended August 31, 2005. The Class' actual return at NAV for the fiscal year was 12.05%. Utilizing this 12 month return yields an account value at August 31, 2005 of $1,120.50.

 You can find more information about the funds expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

PHOENIX GROWTH & INCOME FUND

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS AT AUGUST 31, 2005, (AS A PERCENTAGE OF NET ASSETS)(D)
--------------------------------------------------------------------------------


 1. Exxon Mobil Corp.                            4.3%
 2. Bank of America Corp.                        3.1%
 3. Microsoft Corp.                              2.8%
 4. Johnson & Johnson                            2.8%
 5. Pfizer, Inc.                                 2.4%


 6. Intel Corp.                                  2.1%
 7. Time Warner, Inc.                            2.1%
 8. Chevron Corp.                                1.9%
 9. JPMorgan Chase & Co.                         1.8%
10. Wachovia Corp.                               1.8%


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS
--------------------------------------------------------------------------------
As a percentage of total investments

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials                          22%
Information Technology              17
Health Care                         15
Consumer Discretionary              12
Industrials                         11
Energy                              10
Consumer Staples                     5
Other                                8


                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2005

                                                 SHARES           VALUE
                                                 ------           -----
DOMESTIC COMMON STOCKS--95.9%

AEROSPACE & DEFENSE--2.9%

Boeing Co. (The) .............................   36,600    $  2,452,932
Honeywell International, Inc. ................   42,000       1,607,760
Lockheed Martin Corp. ........................   25,100       1,562,224
United Technologies Corp. ....................   65,400       3,270,000
                                                           ------------
                                                              8,892,916
                                                           ------------


AGRICULTURAL PRODUCTS--0.6%
Archer-Daniels-Midland Co. ...................   75,700       1,704,007

APPAREL RETAIL--0.4%
Gap, Inc. (The) ..............................   68,900       1,309,789

APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
VF Corp. .....................................   12,800         759,168

APPLICATION SOFTWARE--0.8%
Autodesk, Inc. ...............................   31,700       1,369,440
Intuit, Inc.(b) ..............................   14,700         673,848
Parametric Technology Corp. b) ...............   73,600         446,016
                                                           ------------
                                                              2,489,304
                                                           ------------


                                                 SHARES           VALUE
                                                 ------           -----

ASSET MANAGEMENT & CUSTODY BANKS--1.2%
Bank of New York Co., Inc. (The) .............   34,600    $  1,057,722
Franklin Resources, Inc. .....................    8,000         643,520
Northern Trust Corp. .........................   31,600       1,574,944
State Street Corp. ...........................    9,600         463,968
                                                           ------------
                                                              3,740,154
                                                           ------------

AUTOMOBILE MANUFACTURERS--0.4%
Ford Motor Co. ...............................  110,300       1,099,691

BIOTECHNOLOGY--0.3%
Applera Corp. - Applied Biosystems Group .....   19,700         423,550
Cephalon, Inc.(b) ............................   14,700         595,644
                                                           ------------
                                                              1,019,194
                                                           ------------

BROADCASTING & CABLE TV--0.1%
EchoStar Communications Corp. Class A ........   13,200         395,076

BUILDING PRODUCTS--0.4%
Masco Corp. ..................................   39,700       1,217,996

COMMERCIAL PRINTING--0.4%
Donnelley (R.R.) & Sons Co. ..................   31,700       1,184,312


                        See Notes to Financial Statements

PHOENIX GROWTH & INCOME FUND


                                                 SHARES           VALUE
                                                 ------           -----


COMMUNICATIONS EQUIPMENT--3.0%
Avaya, Inc.(b) ...............................   21,800    $    222,360
Cisco Systems, Inc.(b) .......................  254,400       4,482,528
CommScope, Inc.(b) ...........................   15,000         280,500
Harris Corp. .................................   13,100         505,791
Motorola, Inc. ...............................  166,800       3,649,584
                                                           ------------
                                                              9,140,763
                                                           ------------

COMPUTER & ELECTRONICS RETAIL--0.4%
Best Buy Co., Inc. ...........................   24,800       1,181,968

COMPUTER HARDWARE--3.7%
Apple Computer, Inc.(b) ......................   36,500       1,712,945
Dell, Inc.(b) ................................   92,100       3,278,760
Hewlett-Packard Co. ..........................   97,100       2,695,496
International Business Machines Corp. ........   41,800       3,369,916
NCR Corp.(b) .................................    9,700         331,934
                                                           ------------
                                                             11,389,051
                                                           ------------
COMPUTER STORAGE & PERIPHERALS--0.1%
Emulex Corp.(b) ..............................   17,400         374,970

CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co. .........................    2,200         158,070

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.5%
PACCAR, Inc. .................................   12,100         847,968
Toro Co. (The) ...............................   16,500         640,695
                                                           ------------
                                                              1,488,663
                                                           ------------

CONSUMER FINANCE--1.4%
American Express Co. .........................   48,100       2,657,044
Capital One Financial Corp. ..................   14,800       1,217,152
Providian Financial Corp.(b) .................   16,300         303,180
                                                           ------------
                                                              4,177,376
                                                           ------------

DATA PROCESSING & OUTSOURCED SERVICES--1.4%
CheckFree Corp.(b) ...........................   11,900         437,801
Computer Sciences Corp.(b) ...................   31,300       1,394,415
Fiserv, Inc.(b) ..............................   33,200       1,489,684
Sabre Holdings Corp. Class A .................   45,200         866,936
                                                           ------------
                                                              4,188,836
                                                           ------------

DEPARTMENT STORES--1.9%
Federated Department Stores, Inc. ............   33,000       2,276,340
Nordstrom, Inc. ..............................   53,100       1,783,098
Penney (J.C.) Co., Inc. ......................   37,700       1,833,351
                                                           ------------
                                                              5,892,789
                                                           ------------

                                                 SHARES           VALUE
                                                 ------           -----

DIVERSIFIED BANKS--5.6%
Bank of America Corp. ........................  222,400    $  9,569,872
Comerica, Inc. ...............................   15,300         925,497
U.S. Bancorp .................................   34,500       1,008,090
Wachovia Corp. ...............................  112,700       5,592,174
                                                           ------------
                                                             17,095,633
                                                           ------------

DIVERSIFIED CHEMICALS--1.0%
Dow Chemical Co. (The) .......................   32,000       1,382,400
Eastman Chemical Co. .........................   32,100       1,539,837
PPG Industries, Inc. .........................    3,900         245,622
                                                           ------------
                                                              3,167,859
                                                           ------------

DIVERSIFIED COMMERCIAL SERVICES--0.7%
Asset Acceptance Capital Corp.(b) ............    5,500         158,785
Cendant Corp. ................................   60,900       1,238,706
Dun & Bradstreet Corp.(b) ....................    9,300         592,131
                                                           ------------
                                                              1,989,622
                                                           ------------



DIVERSIFIED METALS & MINING--0.2%
Phelps Dodge Corp. ...........................    4,300         462,379

ELECTRIC UTILITIES--0.2%
PPL Corp. ....................................   14,500         463,420

ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
Emerson Electric Co. .........................   34,800       2,341,344

FOOD RETAIL--0.4%
Albertson's, Inc. ............................   66,400       1,336,632

FOOTWEAR--0.5%
NIKE, Inc. Class B ...........................   18,400       1,451,944

GAS UTILITIES--0.2%
UGI Corp. ....................................   27,200         752,080

HEALTH CARE DISTRIBUTORS--0.8%
Cardinal Health, Inc. ........................   23,900       1,424,679
McKesson Corp. ...............................   20,600         961,402
                                                           ------------
                                                              2,386,081
                                                           ------------

HEALTH CARE EQUIPMENT--2.0%
Baxter International, Inc. ...................   22,200         895,326
Becton, Dickinson & Co. ......................   24,500       1,289,435
Boston Scientific Corp.(b) ...................   38,100       1,024,128
Hospira, Inc.(b) .............................   11,700         466,128
PerkinElmer, Inc. ............................   54,000       1,117,800
Thermo Electron Corp.(b) .....................   45,700       1,275,030
                                                           ------------
                                                              6,067,847
                                                           ------------

HEALTH CARE SUPPLIES--0.5%
Bausch & Lomb, Inc. ..........................   21,200       1,606,748


                        See Notes to Financial Statements

PHOENIX GROWTH & INCOME FUND



                                                 SHARES           VALUE
                                                 ------           -----
HOME IMPROVEMENT RETAIL--1 6%
Home Depot, Inc. (The) .......................   74,100    $  2,987,712
Sherwin-Williams Co. (The) ...................   42,400       1,965,664
                                                           ------------
                                                              4,953,376
                                                           ------------

HOUSEHOLD APPLIANCES--0.7%
Black & Decker Corp. (The) ...................   23,800       2,030,140

HOUSEHOLD PRODUCTS--0.9%
Kimberly-Clark Corp. .........................   46,100       2,872,952

HOUSEWARES & SPECIALTIES--0.1%
Fortune Brands, Inc. .........................    2,400         208,752

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.7%
Constellation Energy Group, Inc. .............   38,900       2,285,375

INDUSTRIAL CONGLOMERATES--1.3%
3M Co. .......................................    6,900         490,935
General Electric Co. .........................   80,200       2,695,522
Textron, Inc. ................................    9,700         691,610
                                                           ------------
                                                              3,878,067
                                                           ------------


INDUSTRIAL MACHINERY--1.5%
Dover Corp. ..................................    9,200         374,440
Eaton Corp. ..................................   33,400       2,134,928
Illinois Tool Works, Inc. ....................   18,300       1,542,324
Parker Hannifin Corp. ........................    9,600         618,624
                                                           ------------
                                                              4,670,316
                                                           ------------

INSURANCE BROKERS--0.1%
AON Corp. ....................................   12,000         359,040

INTEGRATED OIL & GAS--8.3%
Chevron Corp. ................................   93,300       5,728,620
ConocoPhillips ...............................   21,300       1,404,522
Exxon Mobil Corp. ............................  219,500      13,148,050
Occidental Petroleum Corp. ...................   61,800       5,131,254
                                                           ------------
                                                             25,412,446
                                                           ------------


INTEGRATED TELECOMMUNICATION SERVICES--4.4%
ALLTEL Corp. .................................   23,100       1,431,969
AT&T Corp. ...................................   64,500       1,269,360
BellSouth Corp. ..............................   64,500       1,695,705
Citizens Communications Co. ..................  115,800       1,579,512
Qwest Communications International, Inc.(b) ..   56,200         219,180
SBC Communications, Inc. .....................  127,500       3,070,200
Verizon Communications, Inc. .................  128,700       4,209,777
                                                           ------------
                                                             13,475,703
                                                           ------------

INTERNET RETAIL--0.2%
IAC/InterActiveCorp(b) .......................   24,500         601,475



                                                 SHARES           VALUE
                                                 ------           -----

INTERNET SOFTWARE & SERVICES--0.0%
HomeStore.Com, Inc.(b) .......................    7,588    $     28,833

INVESTMENT BANKING & BROKERAGE--0.5%
Merrill Lynch & Co., Inc. ....................   26,500       1,514,740

LEISURE PRODUCTS--0.1%
Marvel Enterprises, Inc.(b) ..................   23,700         456,225

LIFE & HEALTH INSURANCE--2.9%
AFLAC, Inc. ..................................   20,700         894,654
Lincoln National Corp. .......................   38,400       1,904,256
MetLife, Inc. ................................   83,200       4,075,136
Protective Life Corp. ........................    3,900         160,017
Prudential Financial, Inc. ...................   25,400       1,634,998
StanCorp Financial Group, Inc. ...............    2,200         177,870
                                                           ------------
                                                              8,846,931
                                                           ------------

MANAGED HEALTH CARE--3.5%
Aetna, Inc. ..................................   22,900       1,824,443
CIGNA Corp. ..................................   10,500       1,210,860
UnitedHealth Group, Inc. .....................  108,400       5,582,600
WellPoint, Inc.(b) ...........................   29,500       2,190,375
                                                           ------------
                                                             10,808,278
                                                           ------------


METAL & GLASS CONTAINERS--0.1%
Crown Holdings, Inc.(b) ......................   11,300         190,857
Silgan Holdings, Inc. ........................    3,700         222,814
                                                           ------------
                                                                413,671
                                                           ------------


MOVIES & ENTERTAINMENT--3.1%
Time Warner, Inc. ............................  359,000       6,433,280
Viacom, Inc. Class B .........................   62,300       2,117,577
Walt Disney Co. (The) ........................   37,900         954,701
                                                           ------------
                                                              9,505,558
                                                           ------------


MULTI-LINE INSURANCE--1.8%
American International Group, Inc. ...........   86,600       5,126,720
Hartford Financial Services Group, Inc. (The)     3,600         262,980
Unitrin, Inc. ................................    3,700         170,829
                                                           ------------
                                                              5,560,529
                                                           ------------


MULTI-UTILITIES & UNREGULATED POWER--0.3%
Sempra Energy ................................   19,200         860,544

OFFICE ELECTRONICS--0.2%
Xerox Corp.(b) ...............................   44,000         590,040

OFFICE SERVICES & SUPPLIES--0.0%
Acco Brands Corp.(b) .........................        1              17


                        See Notes to Financial Statements

PHOENIX GROWTH & INCOME FUND

                                                 SHARES           VALUE
                                                 ------           -----

OIL & GAS DRILLING--0.5%
Pride International, Inc.(b) .................   43,000    $  1,087,900
Transocean, Inc.(b) ..........................    6,600         389,664
                                                           ------------
                                                              1,477,564
                                                           ------------

OIL & GAS EXPLORATION & PRODUCTION--0.4%
Burlington Resources, Inc. ...................   15,800       1,165,882

OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.3%
Valero Energy Corp. ..........................    9,200         979,800

OTHER DIVERSIFIED FINANCIAL SERVICES--3.3%
Citigroup, Inc. ..............................  104,300       4,565,211
JPMorgan Chase & Co. .........................  165,400       5,605,406
                                                           ------------
                                                             10,170,617
                                                           ------------

PACKAGED FOODS & MEATS--2.1%
General Mills, Inc. ..........................   30,100       1,388,212
Kellogg Co. ..................................  104,400       4,732,452
Tyson Foods, Inc. Class A ....................   23,900         424,942
                                                           ------------
                                                              6,545,606
                                                           ------------


PHARMACEUTICALS--7.5%
Alpharma, Inc. Class A .......................   18,700         497,794
Bristol-Myers Squibb Co. .....................   99,700       2,439,659
Johnson & Johnson ............................  133,800       8,481,582
King Pharmaceuticals, Inc.(b) ................   35,600         523,320
Medicis Pharmaceutical Corp. Class A .........   21,300         724,413
Merck & Co., Inc. ............................   63,800       1,801,074
Pfizer, Inc. .................................  289,000       7,360,830
Wyeth ........................................   24,300       1,112,697
                                                           ------------
                                                             22,941,369
                                                           ------------


PROPERTY & CASUALTY INSURANCE--3.1%
Allstate Corp. (The) .........................   79,200       4,451,832
Cincinnati Financial Corp. ...................    5,500         225,390
Mercury General Corp. ........................    7,800         458,094
Progressive Corp. (The) ......................   14,600       1,407,586
St. Paul Travelers Cos., Inc. (The) ..........   69,200       2,976,292
                                                           ------------
                                                              9,519,194
                                                           ------------


PUBLISHING & PRINTING--0.1%
Meredith Corp. ...............................    4,500         220,950

RAILROADS--0.2%
Norfolk Southern Corp. .......................   17,300         616,053

REGIONAL BANKS--1.2%
Bank of Hawaii Corp. .........................   13,200         669,900
Hibernia Corp. Class A .......................   36,400       1,155,700
KeyCorp ......................................   30,700       1,016,784
National City Corp. ..........................    8,800         322,344

                                                 SHARES           VALUE
                                                 ------           -----
REGIONAL BANKS--CONTINUED
SunTrust Banks, Inc. .........................    5,200    $    365,456
                                                           ------------
                                                              3,530,184
                                                           ------------

REITS--0.8%
American Home Mortgage Investment Corp. ......    8,400         268,716
Highwoods Properties, Inc. ...................   31,400         969,632
New Century Financial Corp. ..................   23,300       1,001,667
NovaStar Financial, Inc. .....................    4,600         157,504
                                                           ------------
                                                              2,397,519
                                                           ------------


RESTAURANTS--1.4%
McDonald's Corp. .............................   89,800       2,914,010
Yum! Brands, Inc. ............................   28,700       1,359,806
                                                           ------------
                                                              4,273,816
                                                           ------------


SEMICONDUCTOR EQUIPMENT--0 5%
Applied Materials, Inc. ......................   60,000       1,098,600
Photronics, Inc.(b) ..........................   17,800         369,706
                                                           ------------
                                                              1,468,306
                                                           ------------


SEMICONDUCTORS--3.3%
Freescale Semiconductor, Inc. Class B(b) .....   18,400         443,072
Intel Corp. ..................................  252,900       6,504,588
Maxim Integrated Products, Inc. ..............   11,600         494,740
ON Semiconductor Corp.(b) ....................   28,300         162,725
Texas Instruments, Inc. ......................   73,900       2,415,052
                                                           ------------
                                                             10,020,177
                                                           ------------


SOFT DRINKS--0.3%
Pepsi Bottling Group, Inc. (The) .............   13,100         386,188
PepsiAmericas, Inc. ..........................   19,100         481,702
                                                           ------------
                                                                867,890
                                                           ------------

SPECIALIZED CONSUMER SERVICES--0.4%
Block (H&R), Inc. ............................   39,800       1,072,610

SPECIALTY CHEMICALS--0.1%
Rohm and Haas Co. ............................   10,000         434,100

SPECIALTY STORES--0.1%
Staples, Inc. ................................    9,600         210,816

SYSTEMS SOFTWARE--3.8%
BMC Software, Inc.(b) ........................    7,500         150,000
Microsoft Corp. ..............................  317,700       8,704,980
Oracle Corp.(b) ..............................  217,500       2,820,975
                                                           ------------
                                                             11,675,955
                                                           ------------


TECHNOLOGY DISTRIBUTORS--0 1%
Tech Data Corp.(b) ...........................   11,200         410,032


                        See Notes to Financial Statements

PHOENIX GROWTH & INCOME FUND





                                                 SHARES           VALUE
                                                 ------           -----

TOBACCO--0.7%
Reynolds American, Inc. ......................   22,500    $  1,888,650
UST, Inc. ....................................    6,800         289,408
                                                           ------------
                                                              2,178,058
                                                           ------------


TRUCKING--0.2%
CNF, Inc. ....................................   13,900         701,533

WIRELESS TELECOMMUNICATION SERVICES--0.1%
Syniverse Holdings, Inc.(b) ..................   11,800         184,906

-----------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $231,651,090)                              293,321,627
-----------------------------------------------------------------------


FOREIGN COMMON STOCKS(c)--3.2%

AUTO PARTS & EQUIPMENT--0.3%
Autoliv, Inc. (Sweden) .......................   18,900         841,050

DIVERSIFIED METALS & MINING--0.3%
Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia) ..................................   23,900       1,007,863

INDUSTRIAL CONGLOMERATES--0.8%
Tyco International Ltd. (United States) ......   88,900       2,474,087

INDUSTRIAL MACHINERY--1.3%
Ingersoll-Rand Co. Class A (United States) ...   51,100       4,068,582

OIL & GAS DRILLING--0.2%
Nabors Industries Ltd. (United States)(b) ....    6,300         422,100

PROPERTY & Casualty Insurance--0.3%
XL Capital Ltd. Class A (United States) ......   11,800         820,100
-----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,202,928)                                  9,633,782
-----------------------------------------------------------------------

TOTAL INVESTMENTS--99.1%
(Identified Cost $238,854,018) ...............              302,955,409(a)

Other assets and liabilities, net--0.9% ......                2,902,477
                                                           ------------
NET ASSETS--100.0%                                         $305,857,886
                                                           ============




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $68,702,013 and gross depreciation of $6,796,760 for federal income tax purposes. At August 31, 2005, the aggregate cost of securities for federal income tax purposes was $241,050,156.
(b) Non-income producing.
(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2F "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

PHOENIX GROWTH & INCOME FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2005
ASSETS
Investment securities at value
   (Identified cost $238,854,018)                                      $ 302,955,409
Cash                                                                       1,330,981
Receivables
   Investment securities sold                                              8,165,537
   Dividends                                                                 776,837
   Fund shares sold                                                          118,401
   Tax reclaims                                                                7,801
Prepaid expenses                                                              34,623
                                                                       -------------
   Total assets                                                          313,389,589
                                                                       -------------
LIABILITIES
Payables
   Investment securities purchased                                         6,286,259
   Fund shares repurchased                                                   674,458
   Investment advisory fee                                                   170,380
   Transfer agent fee                                                        154,393
   Distribution and service fees                                             148,628
   Financial agent fee                                                        18,327
   Trustees' fee                                                               3,485
Accrued expenses                                                              75,773
                                                                       -------------
   Total liabilities                                                       7,531,703
                                                                       -------------
NET ASSETS                                                             $ 305,857,886
                                                                       =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                        $331,521,581
Undistributed net investment income                                        1,403,596
Accumulated net realized loss                                            (91,168,682)
Net unrealized appreciation                                               64,101,391
                                                                       -------------
NET ASSETS                                                             $ 305,857,886
                                                                       =============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $178,556,765)                      12,115,302
Net asset value per share                                                     $14.74
Offering price per share $14.74/(1-5.75%)                                     $15.64

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $58,868,734)                        4,167,553
Net asset value and offering price per share                                  $14.13

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $68,432,387)                        4,842,992
Net asset value and offering price per share                                  $14.13

                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2005

INVESTMENT INCOME
Dividends                                                              $   7,156,127
Interest                                                                      48,285
Foreign taxes withheld                                                       (10,676)
                                                                       -------------
     Total investment income                                               7,193,736
                                                                       -------------

EXPENSES
Investment advisory fee                                                    2,579,941
Service fees, Class A                                                        511,195
Distribution and service fees, Class B                                       644,469
Distribution and service fees, Class C                                       750,673
Financial agent fee                                                          229,798
Transfer agent                                                               835,574
Printing                                                                      89,147
Professional                                                                  50,512
Registration                                                                  50,344
Trustees                                                                      41,037
Custodian                                                                     38,196
Miscellaneous                                                                 48,395
                                                                       -------------
     Total expenses                                                        5,869,281
     Less expenses reimbursed by investment adviser                         (523,024)
                                                                       -------------
     Net expenses                                                          5,346,257
                                                                       -------------
NET INVESTMENT INCOME                                                      1,847,479
                                                                       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                          21,670,359
Net change in unrealized appreciation (depreciation) on
   investments                                                            17,884,306
                                                                       -------------
NET GAIN ON INVESTMENTS                                                   39,554,665
                                                                       -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $41,402,144
                                                                       =============


                        See Notes to Financial Statements

PHOENIX GROWTH & INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                             Year Ended      Year Ended
                                                                                          August 31, 2005 August 31, 2004
                                                                                          --------------    -----------
FROM OPERATIONS
   Net investment income (loss)                                                              $ 1,847,479   $  1,039,937
   Net realized gain (loss)                                                                   21,670,359     24,151,871
   Net change in unrealized appreciation (depreciation)                                       17,884,306      1,512,935
                                                                                          --------------    -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                41,402,144     26,704,743
                                                                                          --------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (1,452,732)    (1,100,329)
   Net investment income, Class B                                                                     --        (59,766)
   Net investment income, Class C                                                                     --        (43,672)
                                                                                          --------------    -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (1,452,732)    (1,203,767)
                                                                                          --------------    -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,997,444 and 3,693,157 shares, respectively)               27,925,745     47,883,086
   Net asset value of shares issued from reinvestment of distributions
     (91,266 and 80,106 shares, respectively)                                                  1,313,326      1,033,371
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (0 and 4,555,312 shares, respectively) (See Note 9)                                              --     61,094,441
   Cost of shares repurchased (5,282,461 and 4,079,715 shares, respectively)                 (75,799,152)   (52,859,130)
                                                                                          --------------    -----------
Total                                                                                        (46,560,081)    57,151,768
                                                                                          --------------    -----------
CLASS B
   Proceeds from sales of shares (293,577 and 357,493 shares, respectively)                    3,994,747      4,452,625
   Net asset value of shares issued from reinvestment of distributions
     (0 and 4,368 shares, respectively)                                                               --         54,340
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (0 and 351,611 shares, respectively) (See Note 9)                                                --      4,535,265
   Cost of shares repurchased (1,567,775 and 1,602,844 shares, respectively)                 (21,296,307)   (20,036,590)
                                                                                          --------------    -----------
Total                                                                                        (17,301,560)   (10,994,360)
                                                                                          --------------    -----------
CLASS C
   Proceeds from sales of shares (152,294 and 388,311 shares, respectively)                    2,062,094      4,834,377
   Net asset value of shares issued from reinvestment of distributions
     (0 and 3,225 shares, respectively)                                                               --         40,114
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (0 and 2,447,341 shares, respectively) (See Note 9)                                              --     31,578,221
   Cost of shares repurchased (1,536,190 and 1,220,602 shares, respectively)                 (20,828,361)   (15,261,033)
                                                                                          --------------    -----------
Total                                                                                        (18,766,267)    21,191,679
                                                                                          --------------    -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                 (82,627,908)    67,349,087
                                                                                          --------------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                     (42,678,496)    92,850,063

NET ASSETS
   Beginning of period                                                                       348,536,382    255,686,319
                                                                                          --------------    -----------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,403,596 AND
     $1,008,849, RESPECTIVELY)                                                              $305,857,886   $348,536,382
                                                                                          ==============   ============


                        See Notes to Financial Statements

PHOENIX GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)

                                                                                      CLASS A
                                                            -----------------------------------------------------------
                                                                               Year Ended August 31
                                                            -----------------------------------------------------------
                                                              2005         2004         2003         2002         2001
Net asset value, beginning of period                         $13.15       $11.86       $10.86       $13.30       $16.85
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                            0.12         0.09         0.09         0.04         0.02
   Net realized and unrealized gain (loss)                     1.57         1.30         0.91        (2.48)       (3.57)
                                                             ------       ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                          1.69         1.39         1.00        (2.44)       (3.55)
                                                             ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.10)       (0.10)        --            --            --
                                                             ------       ------       ------       ------       ------
     TOTAL DISTRIBUTIONS                                      (0.10)       (0.10)        --            --            --
                                                             ------       ------       ------       ------       ------
Change in net asset value                                      1.59         1.29         1.00        (2.44)       (3.55)
                                                             ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                               $14.74       $13.15       $11.86       $10.86       $13.30
                                                             ======       ======       ======       ======       ======

Total return(2)                                               12.85%       11.74%        9.21%      (18.35)%     (21.07)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                   $178,557     $201,330     $131,169     $166,772     $245,471

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      1.25%        1.25%        1.25%        1.25 %       1.25 %
   Gross operating expenses                                    1.40%        1.38%        1.45%        1.35 %       1.32 %
   Net investment income (loss)                                0.84%        0.68%        0.82%        0.33 %       0.16 %
Portfolio turnover                                               41%          53%          59%          40 %         34 %

                                                                                      CLASS B
                                                            -----------------------------------------------------------
                                                                               Year Ended August 31
                                                            -----------------------------------------------------------
                                                              2005         2004         2003         2002         2001
Net asset value, beginning of period                         $12.61       $11.38       $10.50       $12.95       $16.54
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                            0.01        (0.01)        0.01        (0.05)       (0.09)
   Net realized and unrealized gain (loss)                     1.51         1.25         0.87        (2.40)       (3.50)
                                                             ------       ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                          1.52         1.24         0.88        (2.45)       (3.59)
                                                             ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                          --        (0.01)          --           --           --
                                                             ------       ------       ------       ------       ------
     TOTAL DISTRIBUTIONS                                         --        (0.01)          --           --           --
                                                             ------       ------       ------       ------       ------
Change in net asset value                                      1.52         1.23         0.88        (2.45)       (3.59)
                                                             ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                               $14.13       $12.61       $11.38       $10.50       $12.95
                                                             ======       ======       ======       ======       ======
Total return(2)                                               12.05%       10.90 %       8.38%      (18.92)%     (21.70)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                    $58,869      $68,637      $72,051      $81,000     $116,539

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      2.00%        2.00 %       2.00%        2.00 %       2.00 %
   Gross operating expenses                                    2.15%        2.14 %       2.20%        2.10 %       2.06 %
   Net investment income (loss)                                0.10%       (0.07)%       0.08%       (0.42)%      (0.60)%
Portfolio turnover                                               41%          53 %         59%          40 %         34 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.


                        See Notes to Financial Statements

PHOENIX GROWTH & INCOME FUND

                                                  FINANCIAL HIGHLIGHTS
                         (Selected data for a share outstanding throughout the indicated period)
                                                                                      CLASS C
                                                            -----------------------------------------------------------
                                                                               Year Ended August 31
                                                            -----------------------------------------------------------
                                                              2005         2004         2003         2002         2001
Net asset value, beginning of period                         $12.62       $11.38       $10.50       $12.96       $16.55
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                             0.01        (0.01)        0.01        (0.05)       (0.09)
   Net realized and unrealized gain (loss)                     1.50         1.26         0.87        (2.41)       (3.50)
                                                             ------       ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                          1.51         1.25         0.88        (2.46)       (3.59)
                                                             ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                          --        (0.01)          --           --           --
                                                             ------       ------       ------       ------       ------
     TOTAL DISTRIBUTIONS                                         --         0.01)          --           --           --
                                                             ------       ------       ------       ------       ------
Change in net asset value                                      1.51         1.24         0.88        (2.46)       (3.59)
                                                             ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                               $14.13       $12.62       $11.38       $10.50       $12.96
                                                             ======       ======       ======       ======       ======
Total return(2)                                               12.05%       10.80 %       8.48%      (18.98)%     (21.69)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                     68,432      $78,570      $52,466      $61,193      $86,080

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      2.00%        2.00 %       2.00%        2.00 %       2.00 %
   Gross operating expenses                                    2.15%        2.13 %       2.20%        2.10 %       2.06 %
   Net investment income (loss)                                0.10%       (0.07)%       0.08%       (0.42)%      (0.60)%
Portfolio turnover                                               41%          53 %         59%          40 %         34 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.


                        See Notes to Financial Statements

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2005


1. ORGANIZATION
   Phoenix Equity Series Fund (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
   Currently one fund, the Phoenix Growth & Income Fund (the "Fund") is offered for sale. The Fund seeks dividend growth, current income, and capital appreciation.
   The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.
   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.
   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.
   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.
   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
    It is the policy of the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are declared and recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2005 (CONTINUED)


E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FOREIGN SECURITY COUNTRY DETERMINATION:
   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

G. REIT INVESTMENTS:
   Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. INDEMNIFICATIONS:
   Under the Fund's organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, Engemann Asset Management (the "Adviser"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. The Adviser has voluntarily agreed to assume total fund operating expenses, excluding interest, taxes, brokerage fees, commissions, and extraordinary expenses, until December 31, 2005, to the extent that such expenses exceed the following percentages of the average annual net asset values for the Fund:

                                Class A Class B  Class C
                                ------- -------  -------
Growth & Income Fund ..........  1.25%   2.00%    2.00%

   The Adviser will not seek to recapture any prior years' reimbursed or waived investment advisory fees.
   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $13,808 for Class A shares and deferred sales charges of $71,403 for Class B shares and $2,827 for Class C shares for the fiscal year ("the period") ended August 31, 2005.
   In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares and 1.00% for Class C shares of the average daily net assets of each respective class.
   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.
   As financial agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The current fee schedule of PFPC Inc. ranges from 0.06% to 0.03% of the average daily net asset values of the Fund. Certain minimum fees may apply. For the period ended August 31, 2005, the Fund incurred financial agent fees totaling $229,798.
   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended August 31, 2005, transfer agent fees were $835,574 as reported in the Statement of Operations, of which PEPCO retained $329,740.
   At August 31, 2005, PNX and its affiliates and the retirement plans of PNX and its affiliates held 1,309,603 Class A shares of the Fund with an aggregate net asset value of $19,303,548.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities during the period ended August 31, 2005 (excluding U.S. Government and agency securities and short-term securities) amounted to $139,870,740 and $220,409,085, respectively. There were no purchases or sales of long-term U.S. Government and agency securities during the period ended August 31, 2005.

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2005 (CONTINUED)


5. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

6. REGULATORY EXAMS
   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. The Boston District Office of the SEC recently completed a compliance examination of certain of the Company's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. The Company has responded to the SEC with respect to each comment in the letter. We do not believe that the outcome of this matter will be material to these financial statements.

7. FEDERAL INCOME TAX INFORMATION
   The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:


                                       Expiration Year
-------------------------------------------------------------------------------------------
   2008              2009            2010            2011           2012            Total
 --------       -----------     -----------     -----------     ----------      -----------
  $36,594       $23,403,690     $15,349,731     $47,229,498     $2,953,031      $88,972,544

   The Trust may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.
   For the period ended August 31, 2005, the Fund utilized losses deferred in prior years against current year capital gains of $19,875,164.
   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $1,403,596 and undistributed long-term capital gains of $0.
   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

8. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of August 31, 2005, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

                  Capital Paid
                     in on
                   Shares of    Accumulated    Undistributed
                  Beneficial   Net Realized   Net Investment
                   Interest     Gain (Loss)    Income (Loss)
                  ----------    ------------ ----------------
Growth & Income    $(12,215)        $12,215       $--


9. MERGER
   On April 16, 2004, the Phoenix-Oakhurst Growth & Income Fund ("Growth & Income") acquired all of the net assets of the Phoenix-Oakhurst Strategy Fund ("Strategy") pursuant to an Agreement and Plan of Reorganization approved by the Strategy shareholders on March 19, 2004.
   The acquisition was accomplished by a tax-free exchange of 4,555,312 Class A shares of Growth & Income, 351,611 Class B shares of Growth & Income and 2,447,341 Class C shares of Growth & Income (valued at $61,094,441, $4,535,265, and $31,578,221, respectively) for 7,036,348 Class A shares of Strategy, 528,814 Class B shares of Strategy and 3,691,539 Class C shares of Strategy outstanding on April 16, 2004. Strategy net assets on that date, $97,207,927, including $14,788,304 of appreciation, were combined with those of Growth & Income. The aggregate net assets of Growth & Income immediately after the merger were $377,463,018.

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2005 (CONTINUED)

   The shareholders of each Class of Strategy received for each share owned approximately 0.65, 0.66 and 0.66 shares, respectively, for Class A, Class B and Class C shares of Growth & Income.





--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (Unaudited)

   For the fiscal year ended August 31, 2005, for federal income tax purposes, 100% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction for corporate shareholders.
   For the fiscal year ended August 31, 2005, the Fund hereby designates 100%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS LOGO



To the Board of Trustees of
Phoenix Equity Series Fund and Shareholders of
Phoenix Growth & Income Fund


   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Growth & Income Fund (formerly Phoenix-Oakhurst Growth & Income Fund), constituting Phoenix Equity Series Fund, hereafter referred to as the "Trust" at August 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS SIGNATURE

Boston, Massachusetts
October 14, 2005

FUND MANAGEMENT TABLES (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust, as of August 31, 2005, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                   INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS                    LENGTH OF      OVERSEEN BY                   DURING PAST 5 YEARS AND
    AND DATE OF BIRTH                 TIME SERVED       TRUSTEE               OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   E. Virgil Conway                Served since           52        Chairman, Rittenhouse Advisors, LLC (consulting firm)
   Rittenhouse Advisors LLC        1997.                            (2001-present). Trustee/Director, Phoenix Funds Complex
   101 Park Avenue                                                  (1983-present). Trustee/Director, Realty Foundation of New York
   New York, NY 10178                                               (1972-present), Josiah Macy, Jr. Foundation (Honorary)
   DOB: 8/2/29                                                      (2004-present), Pace University (Director/Trustee Emeritus)
                                                                    (2003-present), Greater New York Councils, Boy Scouts of America
                                                                    (1985-present), The Academy of Political Science (Vice Chairman)
                                                                    (1985-present), Urstadt Biddle Property Corp. (1989-present),
                                                                    Colgate University (Trustee Emeritus) (2004-present).
                                                                    Director/Trustee, The Harlem Youth Development Foundation,
                                                                    (Chairman) (1998-2002), Metropolitan Transportation Authority
                                                                    (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                                    Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                    Insurance Company (1974-2002), Centennial Insurance Company
                                                                    (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                    Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                                    Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                                    Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                                    Josiah Macy, Jr. Foundation (1975-2004).
------------------------------------------------------------------------------------------------------------------------------------
   Harry Dalzell-Payne             Served since           52        Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
   The Flat, Elmore Court          1997.
   Elmore, GL0S, GL2 3NT
   U.K.
   DOB: 9/8/29
------------------------------------------------------------------------------------------------------------------------------------
   S. Leland Dill                  Served since           50        Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
   7721 Blue Heron Way             2004.                            Scudder Investments (55 portfolios) (1986-present). Director,
   West Palm Beach, FL 33412                                        Coutts & Co. Trust Holdings Limited (1991-2000), Coutts & Co.
   DOB: 3/28/30                                                     Group (1991-2000) and Coutts & Co. International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
   Francis E. Jeffries             Served since           52        Director, The Empire District Electric Company (1984-2004).
   8477 Bay Colony Dr. #902        1997.                            Trustee/Director, Phoenix Funds Complex (1987-present).
   Naples, FL 34108
   DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
   Leroy Keith, Jr.                Served since           50        Partner, Stonington Partners, Inc. (private equity fund)
   Stonington Partners, Inc.       1997.                            (2001-present). Director/Trustee, Evergreen Funds (six
   736 Market Street,                                               portfolios). Trustee, Phoenix Funds Family (1980-present).
   Ste. 1430                                                        Director, Divesapak (2002- present). Obaji Medical Products
   Chattanooga, TN 37402                                            Company ( 2002-present). Director, Lincoln Educational Services
   DOB: 2/14/39                                                     (2002-2004). Chairman, Carson Products Company (cosmetics)
                                                                    (1998-2000).
------------------------------------------------------------------------------------------------------------------------------------

24

                                                   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS                    LENGTH OF      OVERSEEN BY                   DURING PAST 5 YEARS AND
    AND DATE OF BIRTH                 TIME SERVED       TRUSTEE               OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Geraldine M. McNamara           Served since           52        Managing Director, U.S. Trust Company of New York (private bank)
   U.S. Trust Company of           2001.                            (1982- present). Trustee/Director, Phoenix Funds Complex
   New York                                                         (2001-present).
   11 West 54th Street
   New York, NY 10019
   DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
   Everett L. Morris               Served since           52        Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
   164 Laird Road                  1997.                            Director, W.H. Reaves Utility Income Fund (2004-present). Vice
   Colts Neck, NJ 07722                                             President, W.H. Reaves and Company (investment management)
   DOB: 5/26/28                                                     (1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
  *James M. Oates                  Served since           50        Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
   c/o Northeast Partners          1997.                            Markets, Inc.) (financial services) (1997-present). Trustee /
   150 Federal Street,                                              Director Phoenix Funds Family (1987-present). Managing Director
   Suite 1000                                                       Wydown Group (consulting firm) (1994-present). Director,
   Boston, MA 02110                                                 Investors Financial Service Corporation (1995-present),
   DOB: 5/31/46                                                     Investors Bank & Trust Corporation (1995-present), Stifel
                                                                    Financial (1996-present), Connecticut River Bancorp
                                                                    (1998-present), Connecticut River Bank (1999-present), Trust
                                                                    Company of New Hampshire (2002-present). Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present). Independent
                                                                    Chairman, John Hancock Trust (since 2005), Trustee, John Hancock
                                                                    Funds II and John Hancock Funds III (since 2005). Trustee, John
                                                                    Hancock Trust (2004-2005). Director/Trustee, AIB Govett Funds
                                                                    (six portfolios) (1991-2000), Command Systems, Inc. (1998-2000),
                                                                    Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com), (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for Health, Inc.
                                                                    (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
   Donald B. Romans                Served since           50        Retired. President, Romans & Company (private investors and
   39 S. Sheridan Road             2004.                            financial consultants) (1987-2003). Trustee/Director, Phoenix
   Lake Forest, IL 60045                                            Funds Family (1985-present). Trustee, Burnham Investors Trust (5
   DOB: 4/22/31                                                     portfolios) (1967-2003).
------------------------------------------------------------------------------------------------------------------------------------
   Richard E. Segerson             Served since           50        Managing Director, Northway Management Company (1998-present).
   Northway Management             1997.                            Trustee/Director, Phoenix Funds Family (1983-present).
   Company
   164 Mason Street
   Greenwich, CT 06830
   DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
   Ferdinand L. J. Verdonck        Served since           50        Director, Banco Urquijo (Chairman)(1998-present). Trustee,
   Nederpolder, 7                  2004.                            Phoenix Funds Family (2002-present). Director EASDAQ
   B-9000 Gent, Belgium                                             (Chairman)(2001-present), The JP Morgan Fleming Continental
   DOB: 7/30/42                                                     European Investment Trust (1998-present), Groupe SNEF
                                                                    (1998-present), Degussa Antwerpen N.V.(1998-present), Santens
                                                                    N.V. (1999-present). Managing Director, Almanij N.V.
                                                                    (1992-2003). Director, KBC Bank and Insurance Holding Company
                                                                    (Euronext) (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                                                    (1992-2003), Kredietbank, S.A. Luxembourgeoise (1992-2003),
                                                                    Investco N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V. (1992-2003),
                                                                    Dutch Chamber of Commerce for Belgium and Luxemburg (1995-2001),
                                                                    Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS                    LENGTH OF      OVERSEEN BY                   DURING PAST 5 YEARS AND
    AND DATE OF BIRTH                 TIME SERVED       TRUSTEE               OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Lowell P. Weicker, Jr.          Served since           50        Director, Medallion Financial New York (2003-present), Compuware
   7 Little Point Street           1997.                            (1996- present), WWE, Inc. (2000-present). President, The Trust
   Essex, CT 06426                                                  for America's Health (non-profit) (2001-present). Trustee/
   DOB: 5/16/31                                                     Director, Phoenix Funds Family (1995- present). Director,
                                                                    UST, Inc. (1995-2004), HPSC Inc. (1995-2004).
------------------------------------------------------------------------------------------------------------------------------------

  *Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson
   Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.



                               INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX                   PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS                    LENGTH OF      OVERSEEN BY                   DURING PAST 5 YEARS AND
    AND DATE OF BIRTH                 TIME SERVED       TRUSTEE               OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 **Marilyn E. LaMarche             Served since            50       Limited Managing Director, Lazard Freres & Co. LLC
   Lazard Freres & Co. LLC         2002.                            (1997-present). Trustee/Director, Phoenix Funds Family
   30 Rockefeller Plaza,                                            (2002-present). Director, The Phoenix Companies, Inc.
   59th Floor                                                       (2001-2005) and Phoenix Life Insurance Company (1989-2005).
   New York, NY 10020
   DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
***Philip R. McLoughlin            Served since            74       Director, PXRE Corporation (Reinsurance) (1985-present), World
   200 Bridge Street               1997.                            Trust Fund (1991-present). Director/Trustee, Phoenix Funds
   Chatham, MA 02633                                                Complex (1989-present). Management Consultant (2002-2004),
   DOB: 10/23/46                   Chairman                         Chairman (1997-2002), Chief Executive Officer (1995-2002),
                                                                    Director (1995-2002), Phoenix Investment Partners, Ltd.,
                                                                    Director and Executive Vice President, The Phoenix Companies,
                                                                    Inc. (2000-2002). Director (1994-2002) and Executive Vice
                                                                    President, Investments (1987-2002), Phoenix Life Insurance
                                                                    Company. Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                    Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                    (2000-2002) and President (1990-2000), Phoenix Equity Planning
                                                                    Corporation. Chairman and President, Phoenix/Zweig Advisers LLC
                                                                    (2001-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management Company.
                                                                    Director and Executive Vice President, Phoenix Life and Annuity
                                                                    Company (1996-2002). Director (1995-2000) and Executive Vice
                                                                    President (1994-2002) and Chief Investment Counsel (1994-2002),
                                                                    PHL Variable Insurance Company. Director, Phoenix National Trust
                                                                    Holding Company (2001-2002). Director (1985-2002) and Vice
                                                                    President (1986-2002) and Executive Vice President (April
                                                                    2002-September 2002), PM Holdings, Inc. Director, WS Griffith
                                                                    Associates, Inc. (1995-2002). Director, WS Griffith Securities,
                                                                    Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

 **Ms. LaMarche is an "interested person" as defined in the Investment Company
   Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
***Mr. McLoughlin is an "interested person" as defined in the Investment Company
   Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S) HELD WITH
    NAME, ADDRESS AND              TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH                   TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Daniel T. Geraci                President since 2004.            Executive Vice President, Asset Management, The Phoenix
   DOB: 6/12/57                                                     Companies, Inc. (wealth management) (since 2003). President and
                                                                    Chief Executive Officer, Phoenix Investment Partners, Ltd.
                                                                    (since 2003). President, certain funds within the Phoenix Fund
                                                                    Complex (2004-present). President and Chief Executive Officer of
                                                                    North American investment operations, Pioneer Investment
                                                                    Management USA, Inc. (2001-2003). President of Private Wealth
                                                                    Management Group (2000-2001), and Executive Vice President of
                                                                    Distribution and Marketing for U.S. institutional services business (1998-2000) Fidelity Investments.
------------------------------------------------------------------------------------------------------------------------------------
   George R. Aylward               Executive Vice President         Senior Vice President and Chief Executive Officer, Asset
   DOB: 8/17/64                    since 2004.                      Management, The Phoenix Companies, Inc. (2004-present).
                                                                    Executive Vice President and Chief Operating Officer, Phoenix
                                                                    Investment Partners, Ltd. (2004-present). Vice President,
                                                                    Phoenix Life Insurance Company (2002-2004). Vice President, The
                                                                    Phoenix Companies, Inc. (2001-2004). Assistant Controller,
                                                                    Phoenix Investment Partners, Ltd. (1996-2001). Executive Vice
                                                                    President, certain funds within the Phoenix Funds Family
                                                                    (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
   Francis G. Waltman              Senior Vice President            Senior Vice President, Product Development and Management,
   DOB: 7/27/62                    since 2004.                      Phoenix Investment Partners, Ltd. (2005-present). Senior Vice
                                                                    President and Chief Administrative Officer, Phoenix Investment
                                                                    Partners, Ltd., (2003-2004). Senior Vice President and Chief
                                                                    Administrative Officer, Phoenix Equity Planning Corporation
                                                                    (1999-2003). Senior Vice President, certain funds within the
                                                                    Phoenix Fund Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
   Marc Baltuch                    Vice President and               Chief Compliance Officer, Zweig-DiMenna Associates LLC
   900 Third Avenue                Chief Compliance Officer         (1989-present). Vice President and Chief Compliance Officer,
   New York, NY 10022              since 2004.                      certain Funds within the Phoenix Fund Complex (2004-present).
   DOB: 9/23/45                                                     Vice President, The Zweig Total Return Fund, Inc.
                                                                    (2004-present). Vice President, The Zweig Fund, Inc.
                                                                    (2004-present). President and Director of Watermark Securities,
                                                                    Inc. (1991-present). Assistant Secretary of Gotham Advisors Inc.
                                                                    (1990-present). Secretary, Phoenix-Zweig Trust (1989-2003).
                                                                    Secretary, Phoenix-Euclid Market Neutral Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
   Nancy G. Curtiss                Chief Financial Officer and      Assistant Treasurer (2001-present), Vice President, Fund
   DOB: 11/24/52                   Treasurer since 1996.            Accounting (1994-2000), Treasurer (1996-2000), Phoenix Equity
                                                                    Planning Corporation. Vice President (2003-present), Phoenix
                                                                    Investment Partners,Ltd. Treasurer or Assistant Treasurer,
                                                                    certain funds within the Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
   Kevin J. Carr                   Vice President,                  Vice President and Counsel, Phoenix Life Insurance Company (May
   One American Row                Chief Legal Officer,             2005- present). Vice President, Counsel, Chief Legal Officer and
   Hartford, CT 06102              Counsel and                      Secretary of certain funds within the Phoenix Fund Complex (May
   DOB: 8/30/54                    Secretary since 2005.            2005-present). Compliance Officer of Investments and Counsel,
                                                                    Travelers Life & Annuity Company (January 2005-May 2005).
                                                                    Assistant General Counsel, The Hartford Financial Services Group
                                                                    (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX EQUITY SERIES FUND
101 Munson Street
Greenfield, MA 01301


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
S. Leland Dill
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Donald B. Romans
Richard E. Segerson
Ferdinand L. J. Verdonck
Lowell P. Weicker, Jr.

OFFICERS
Daniel T. Geraci, President
George R. Aylward, Executive Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
Nancy G. Curtiss, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary


INVESTMENT ADVISER
Engemann Asset Management
600 North Rosemead Boulevard
Pasadena, CA 91107-2133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Telephone Orders                             1-800-367-5877
Text Telephone                               1-800-243-1926
Web site                                   PHOENIXFUNDS.COM

----------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
----------------------------------------------------------------

                                                            ------------------
                                                                PRESORTED
                                                                 STANDARD
                                                               U.S. POSTAGE
                                                                   PAID
                                                              Louisville, KY
                                                              Permit No. 1051
                                                            ------------------

[GRAHIC OMITTED]
PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP213                                                                 10-05


ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees of the Fund has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a) (2) of Item 3 to form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,520 for 2004 and $26,520 for 2005.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2005.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,750 for 2004 and $7,250 for 2005.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              The Phoenix Equity Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

              The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                     (b)   Not applicable for 2004 and not applicable for 2005

                     (c)   100% for 2004 and 100% for 2005

                     (d)   Not applicable for 2004 and not applicable for 2005.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $381,928 for 2004 and $1,780,924 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At a Board of Trustees meeting held May 16, 2005, the Trustees approved a Policy for the Consideration of Trustee Nominees as follows:

                                  PHOENIX FUNDS

                POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES
                ------------------------------------------------

         The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Governance and Nominating Committee (the "Committee") of the Phoenix Funds (the "Trust") in filling vacancies on the Board of Trustees or when Trustees are to be nominated for election by shareholders.

MINIMUM NOMINEE QUALIFICATIONS
------------------------------

1. With respect to nominations for Trustees who are not interested persons of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Trust's investment advisers and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. Disinterested Trustee nominees must qualify for service on the Trust's Audit Committees.

3. With respect to all Trustees, nominees must qualify under all applicable laws and regulations.

4. The proposed nominee may not be within five years of the Trust's retirement age for Trustees.

5. The Committees may also consider such other factors as they may determine to be relevant.


OTHER QUALIFICATIONS
--------------------

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Trust may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3.   The  Committee  shall  consider the integrity and character of the proposed
     nominee,  and  the  proposed  nominee's   compatibility  with  the  current
     Trustees.

4.   The Committee may require an interview with the proposed nominee.

NOMINEES RECOMMENDED BY SHAREHOLDERS
------------------------------------

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have individually held for at least one full year five percent of the shares of a series of the Trust.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Trust's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.


PROCESS FOR IDENTIFYING AND EVALUATING TRUSTEE NOMINEES
-------------------------------------------------------

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Board of Trustees.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant  to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule 30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         Phoenix Equity Series Fund
            --------------------------------------------------------------

By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date        October 24, 2005
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date       October 24, 2005
    ----------------------------------------------------------------------


By (Signature and Title)*  /s/ Nancy G. Curtiss
                         -------------------------------------------------
                           Nancy G. Curtiss, Chief Financial Officer and
                           Treasurer
                           (principal financial officer)

Date       October 20, 2005
    ----------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.